SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                        [ ]  Confidential, for Use of
     [ ]  Preliminary proxy statement                  the Commission Only (as
     [X]  Definitive proxy statement                   permitted by Rule
                                                       14a-6(e)(2)
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         DECATUR FIRST BANK GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [X]    No fee required
     [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transactions  applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

     (5)  Total  fee  paid:

--------------------------------------------------------------------------------
     [ ]    Fee  paid  previously  with  preliminary  materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

--------------------------------------------------------------------------------
     (2)  Form,  Schedule  or  Registration  Statement  no.:

--------------------------------------------------------------------------------
     (3)  Filing  Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

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
                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia  30030
                                 (404) 373-1000

                                 March 26, 2004



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 on Monday, April 26, 2004, at 4:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2004, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                       Sincerely,


                                       Judy B. Turner
                                       President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2004



     The annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 on Monday, April 26, 2004, at 4:00 p.m. for the following purposes:

     (1) To elect four persons to serve as Class III Directors of the Board of Directors; and

     (2) To approve the First Amendment to the Decatur First Bank Group, Inc. 1998 Stock Incentive Plan, which provides for an increase in the number of shares reserved for issuance under the plan to 193,000 shares; and

     (3) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 16, 2004, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                       By Order of the Board of Directors,



                                       Judy B. Turner
                                       President and Chief Executive Officer


March 26, 2004

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia  30030
                                 (404) 373-1000

--------------------------------------------------------------------------------

                     PROXY STATEMENT FOR 2004 ANNUAL MEETING

--------------------------------------------------------------------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 on Monday, April 26, 2004, at 4:00 p.m. and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 16, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 26, 2004.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 945,097 shares were issued and 924,497 shares were outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSALS TO BE CONSIDERED

     ELECTION OF DIRECTORS. Shareholders will be asked to elect four persons to serve as Class III Directors for a three-year term. The nominees for Class III Directors as well as the continuing directors are described beginning on page 3.

     AMENDMENT TO THE STOCK INCENTIVE PLAN. Shareholders will be asked to approve the First Amendment to the Decatur First Bank Group, Inc. 1998 Stock Incentive Plan (the "Stock Incentive Plan"), which provides for an increase in the number of shares reserved for issuance under the Stock Incentive Plan from 143,000 to 193,000. The First Amendment to the Stock Incentive Plan is described beginning on page 11.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF BOTH OF THESE
                                   PROPOSALS.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees, FOR the approval of the First Amendment to the Stock Incentive Plan, and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Board of Directors consists of 13 members and is divided into three classes, which are as nearly equal in number as possible. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The Board of Directors unanimously recommends that the shareholders elect the persons identified below as Director Nominees to serve as Class III Directors for a three-year term expiring in 2007. The following table sets forth for each nominee and each continuing director:
(a) his or her name; (b) his or her age at December 31, 2003; (c) how long he or she has been a director of the Company; (d) his or her position(s) with the Company, other than as a director; and (e) his or her principal occupation and business experience for the past five years. Each of the directors listed below is also a director of Decatur First Bank.

CLASS III NOMINATED DIRECTORS
(For Three-Year Term Expiring 2007)
                                          POSITION WITH THE COMPANY
NAME (AGE)                DIRECTOR SINCE  AND BUSINESS EXPERIENCE
------------------------  --------------  ---------------------------------------------
James A. Baskett (56)     1996             Business Owner; Prolific Impressions, Inc., a
                                           publishing company; City of Decatur
                                           Commissioner

Carol G. Nickola (52)     1996             Chief Nursing Officer of Atlanta Medical
                                           Center, TenetHealth

James T. Smith, III (63)  1998             Business Owner; Three S Company and
                                           Rutland Contracting Company, grading and
                                           utility contractors

Judy B. Turner (57)       1996             President and Chief Executive Officer of the
                                           Company


CLASS I CONTINUING DIRECTORS
(Term Expiring 2005)
                                         POSITION WITH THE COMPANY
NAME (AGE)               DIRECTOR SINCE  AND BUSINESS EXPERIENCE
-----------------------  --------------  ---------------------------------------------
John L. Adams, Jr. (49)       1996       Real Estate Broker; President and Managing
                                         Broker, Columbia Asset Management
                                         Corporation

Mary Bobbie Bailey (75)       1996       Chairman of the Board of the Company;
                                         Business Owner; President, Entertainment
                                         Resource Services, Inc.; President, Bailey
                                         Design Company

Lynn Pasqualetti (48)         1996       Accountant; President and Co-Owner, HLM
                                         Accounting & Tax, Inc.

Kirby A. Thompson (49)        1997       Vice President, Legislative Affairs, Equifax
                                         (since April 2001); Business Owner, KAT
                                         Consulting (from 1996 to 2001)

CLASS II CONTINUING DIRECTORS
(Term Expiring 2006)
                                           POSITION WITH THE COMPANY
NAME (AGE)                 DIRECTOR SINCE  AND BUSINESS EXPERIENCE
-------------------------  --------------  ----------------------------------------------
Merriell Autrey, Jr. (78)       1996       Retired Banker

John Walter Drake (59)          1997       Attorney; McCurdy & Candler LLC

William F. Floyd (57)           1996       Construction; President, William F. Floyd
                                           Construction, Inc., (since 2003); Mayor, City
                                           of Decatur; Treasurer, Champion
                                           Construction Co. (1996-2003)

Robert E. Lanier (64)           1996       Secretary of the Company; Real Estate

                                           Development; President, REL Properties, Inc.
Roger K. Quillen (50)           1996       Attorney; Chairman, Fisher & Phillips LLP


MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2003, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. All incumbent directors attended at least 75% of the total number of meetings of the Company's Board of Directors and committees of the board on which they serve.

     NOMINATING COMMITTEE. The Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company's directors, except for Ms. Turner, is an independent director under the National Association of Securities Dealers' definition of "independent director." Since the Company is a small business issuer and only one of its directors is not independent, the Company believes a standing nominating committee for director nominees is not necessary. See "Director Nominations and Shareholder Communications" on page 17.

     The Board of Directors has established, however, a Nominating Committee, which is responsible for nominating individuals to serve as officers of the Company and to serve on the Executive Committee of the Company. The members of the Nominating Committee are John Walter Drake (chairperson), John L. Adams, Jr. and Kirby A. Thompson. During the fiscal year ended December 31, 2003, the Nominating Committee held one meeting.

     AUDIT AND COMPLIANCE COMMITTEE. The Board of Directors has established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The Board of Directors has not adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2003, the Audit and Compliance Committee held five meetings.

     The Audit and Compliance Committee members are Lynn Pasqualetti (chairperson), John L. Adams, Jr. and Kirby A. Thompson. Each of these members is an independent director under the National Association of Securities Dealers' listing definition of "independent director." Although none of the Audit and Compliance Committee members meets the criteria specified under applicable Securities and Exchange Commission ("SEC") regulations for an "audit committee financial expert," the Board believes that each has the financial knowledge, business experience and independent judgment necessary for service on the Audit and Compliance Committee.

     PERSONNEL COMMITTEE. The Board of Directors has established a Personnel Committee, which is responsible for establishing targets and awards under the Management Compensation Plan, reviewing salary ranges and fringe benefits, reviewing and approving remuneration of the President and Chief Executive Officer and recommending the amount of director fees. The Personnel Committee members are William F. Floyd (chairperson), Mary Bobbie Bailey, Carol G. Nickola, Roger B. Quillen and Judy B. Turner. During the fiscal year ended December 31, 2003, the Personnel Committee held two meetings.

     STOCK OPTION COMMITTEE. The Board of Directors has also established a Stock Option Committee, which is responsible for administering the Company's 1998 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan. The members of the Stock Option Committee are James T. Smith, III (chairperson), James A. Baskett and Lynn Pasqualetti. During the year ended December 31, 2003, the Stock Option Committee held one meeting.


                             AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2003 audited consolidated financial statements.

     - The Audit Committee has reviewed and discussed the Company's 2003 audited consolidated financial statements with the Company's management;

     - The Audit Committee has discussed with the independent auditors Porter, Keadle, Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2003 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2003 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 23, 2004    Audit Committee:    Lynn  Pasqualetti  (Chairperson)
                                                John L. Adams, Jr.
                                                Kirby A. Thompson


                               EXECUTIVE OFFICERS

     Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2003, 2002 and 2001 of our President and Chief Executive Officer, who is the only executive officer of the Company.


                                Annual Compensation           Long-Term Compensation
                             ---------------------------  ------------------------------
                                                             Shares         All Other
                             Salary     Bonus   Other(2)   Underlying    Compensation(3)
Name and Position    Year     ($)        ($)      ($)     Stock Options        ($)
--------------------------------------------------------  ------------------------------

Judy B. Turner       2003    153,750    43,641     3,039          4,254           13,911
President and Chief  2002  147,400(1)   37,242     3,040             --            7,248
Executive Officer    2001    138,150    31,320     2,429             --            5,511

---------------
(1)   Includes directors fees $1,400 in 2002
(2)   Represents reimbursements for the payment of taxes.
(3)   Represents amounts paid for the following:

              Premiums on Term         Premiums on Disability
           Life Insurance for the   Insurance for the Benefit of                401(k) Plan Matching
            Benefit of the Named         the Named Executive       Deferred  Contributions to the Named
              Executive Officer                Officer             Director       Executive Officer
Year                 ($)                         ($)                 Fees                ($)
---------------------------------------------------------------------------------------------------
2003                 965                        3,217               6,500               3,229
2002                 965                        3,217                 --                3,066
2001                 965                        2,474                 --                2,072

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

OPTION GRANTS IN FISCAL YEAR 2003

     The following table presents information regarding stock options granted to the Company's named executive officer during fiscal year 2003. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 2003.

                      Number of Shares    Percent of Total
                      Underlying Stock    Options Granted to   Exercise Price
Name and Position         Options         Employees in 2003       Per Share        Expiration Date
-------------------   ----------------   -------------------   ---------------    -----------------
Judy B. Turner             4,254                100%              $ 15.00              8/19/13
President and Chief
Executive Officer

FISCAL YEAR-END OPTION VALUES

     The following table presents information regarding the value of Ms. Turner's unexercised options held at December 31, 2003.

                                                                      Value of Unexercised
                                         Number of Unexercised            In-the-Money
                  Shares                     Options at                    Options at
                 Acquired      Value      Fiscal Year End                Fiscal Year End
                On Exercise   Realized          (#)                            ($)
Name                (#)         ($)      Exercisable/Unexercisable   Exercisable/Unexercisable
--------------  ------------  ---------  --------------------------  ---------------------------
Judy B. Turner       0           0            51,331 / 0                $ 338,047 / $-- (1)

--------------------
(1) Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2003 as possible. Based on information known to us, this sale occurred on February 19, 2004 at a sales price of $17.00 per share.

EMPLOYMENT AGREEMENT

     On June 1, 2001, the Company and the Bank entered into an employment agreement with Ms. Turner regarding Ms. Turner's employment as the Company's President and Chief Executive Officer. The initial term of the agreement is three years. The three-year term automatically renews each day after the effective date so that the term remains a three-year term until any party notifies the other parties that the automatic renewals should discontinue. After notice is provided, the term will expire on the third anniversary of the date on which the notice is provided.

     The agreement provides for a base salary, which is set by the Board of Directors annually, and for an annual cash bonus equal to a percentage of the Company's consolidated pre-tax net income. Ms. Turner's base salary for 2003 was $153,750. The percentage for the bonus is determined each year by the Board of Directors, provided that the percentage for 2002 and 2003 may not be less than 3% of the Company's audited pre-tax net income. The agreement also provides that Ms. Turner may participate in any other bonus, incentive or other executive compensation programs as are made available to senior management of the Company. Additionally, the agreement provides that Ms. Turner is entitled to the use of an automobile, reimbursement of club fees and dues, four weeks annual vacation, term life insurance coverage with a death benefit of $500,000 payable to a beneficiary designated by Ms. Turner and participation in group employee benefit plans.

     The agreement states that in the event the Company terminates Ms. Turner's employment without "cause" (as defined in the Employment Agreement) or due to Ms. Turner's disability or Ms. Turner terminates her employment for "cause," Ms. Turner is entitled to receive a monthly severance payment for twelve months following termination equal to her monthly base salary in effect as of the effective date of termination plus one-twelfth of the annual bonus paid to Ms. Turner during the preceding calendar year. If Ms. Turner terminates her employment with the Company within six months following a change in control, she is entitled to receive a severance payment in an amount equal to three times her then current annual salary plus the annual bonus amount paid to Ms. Turner in the previous calendar year. In addition to the severance benefits described above, for twelve months following termination Ms. Turner is also entitled to receive reimbursement for premiums paid for COBRA continuation health insurance, her existing individual life insurance policy, and her existing individual long-term disability insurance policy.

     Pursuant to the terms of the agreement, during the term of the agreement and for twelve months following the termination of the agreement, Ms. Turner agrees not to compete with the Company or solicit any of its customers or employees. The agreements not to compete and not to solicit customers or employees only apply if (1) the Company terminates Ms. Turner for "cause," or
(2) Ms. Turner terminates employment for any reason other than due to a "change in control" (as defined in the Employment Agreement).

DIRECTOR COMPENSATION

     In June 2002, the Bank began compensating the directors $200 per month for their services as directors. The directors are not separately compensated for their services as directors of the Company or as members of committees of the Company's or the Bank's Boards of Directors. In January 2003, the Company increased the amount of the monthly fees paid to the directors to $533. Additionally, the Bank entered into a Director Deferred Compensation Agreement with each director that allows the directors to defer fees that they receive for services they provide as a director of the Bank. These deferred fees accumulate interest annually at the prime interest rate as of January 1 of each year less three quarters of one percent. Deferral of these fees is at the discretion of each director and will accumulate until retirement of the director at which time the deferred fees plus interest will be paid out over a period of ten years. The Bank accrued approximately $60,000 in deferred fees under this plan during the year ended December 31, 2003 and did not accrue any fees under this plan in 2002.

     The Bank is also the owner and beneficiary of life insurance policies on the lives of its directors. The Bank intends to use these policies to fund the director deferred retirement benefits described above. The carrying value of the policies was approximately $1,370,000 and $1,301,000 at December 31, 2003 and 2002, respectively. The Bank accrued income of approximately $69,000 and $1,000 for the years ended December 31, 2003 and 2002, respectively, for the increase in the cash surrender value of these policies.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of the record date by: (a) each director of the Company and (b) all executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the shares of the Company's outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. Additionally, the address of each person is 1120 Commerce Drive, Decatur, Georgia 30030.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated under "Nature of Beneficial Ownership," each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS               NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  --------------------------------------------------------

(A)  DIRECTORS:

John L. Adams, Jr.           13,737       1.5  Consists of (a) 10,000 shares held in a Roth IRA for
                                               the benefit of Mr. Adams; (b) 100 shares owned by
                                               Mr. Adams' spouse as to which voting and investment
                                               power is shared; and (c) 3,637 shares subject to
                                               immediately exercisable options.

Merriell Autrey              17,192       1.9  Consists of (a) 10,862 shares held by Mr. Autrey; (b)
                                               2,500 shares held by Mr. Autrey as trustee for J&M
                                               Autrey Family Living Trust as to which voting and
                                               investment power is shared with his spouse; and (c)
                                               3,830 shares subject to immediately exercisable
                                               options.

Mary Bobbie Bailey          112,925      12.1  Consists of (a) 78,561 shares held by Ms. Bailey; (b)
                                               5,000 shares owned by Bailey Design Company, Inc.;
                                               (c) 20,000 shares owned by Entertainment Resource
                                               Services, Inc.; (d) 1,000 shares owned by First
                                               American Wholesale, Inc; and (e) 8,364 shares subject
                                               to immediately exercisable options.

James A. Baskett             18,945       2.0  Consists of  (a) 15,000 shares held by Mr. Baskett as trustee for Prolific Impressions, Inc. Profit Sharing
                                               Plan and (b) 3,945 shares subject to immediately
                                               exercisable options.

John Walter Drake            15,273       1.6  Consists of  (a) 10,275 shares held by Mr. Drake; (b)
                                               1,200 shares owned by Mr. Drake's spouse as to
                                               which voting and investment power is shared; (c) 200
                                               shares held by Mr. Drake as trustee for Louise C.
                                               McCurdy Testamentary Trust; and (d) 3,598 shares
                                               subject to immediately exercisable options.

William F. Floyd             18,945       2.0  Consists of (a) 10,800 shares held by Mr. Floyd; (b)
                                               4,200 shares held in an IRA for the benefit of Sydney
                                               Floyd as to which voting and investment power is
                                               shared; and (c) 3,945 shares subject to immediately
                                               exercisable options.

Robert E. Lanier             41,320       4.4  Consists of (a) 26,140 shares held by Mr. Lanier; (b)
                                               3,000 shares held by an IRA for the benefit of Mr.
                                               Lanier; (c) 7,000 shares held by Mr. Lanier as trustee
                                               for REL Properties, Inc. Profit Sharing and
                                               Retirement Plan; and (d) 5,180 shares subject to
                                               immediately exercisable options.

Carol G. Nickola             24,254       2.6  Consists of (a) 20,000 shares owned by DeKalb
                                               Anesthesia Associates Profit Sharing Plan for the
                                               benefit of Ms. Nickola's spouse as to which voting
                                               and investment power is shared and (b) 4,254 shares
                                               subject to immediately exercisable options.


                                        9

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS               NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  --------------------------------------------------------

Lynn Pasqualetti             16,595       1.8  Consists of (a) 700 shares held by Ms. Pasqualetti; (b)
                                               2,444 shares held by an IRA for the benefit of Ms.
                                               Pasqualetti; (c) 200 shares held by Ms. Pasqualetti as
                                               custodian for Daniel Bevins as to which voting and
                                               investment powers is shared; (d) 2,026 shares owned
                                               by Laura Bevins as to which voting and investment
                                               power is shared; (e) 7,530 shares owned jointly with
                                               Laura Bevins as to which voting and investment
                                               power is shared; and (f) 3,695 shares subject to
                                               immediately exercisable options.

Roger K. Quillen             13,647       1.5  Consists of (a) 10,000 shares held by a Profit Sharing
                                               Plan for the benefit of Roger K. Quillen; (b) 10 shares
                                               owned by Mr. Quillen's spouse as to which voting
                                               and investment power is shared; and (c) 3,637 shares
                                               subject to immediately exercisable options.

James T. Smith, III          60,280       6.5  Consists of (a) 54,000 shares owned by Three S
                                               Company and (b) 6,280 shares subject to immediately
                                               exercisable options.

Kirby A. Thompson            15,856       1.7  Consists of (a) 1,800 shares held by Mr. Thompson;
                                               (b) 10,000 shares held by an IRA for the benefit of
                                               Mr. Thompson; (c) 100 shares held by Mr.
                                               Thompson's spouse as to which voting and
                                               investment power is shared; (d) 300 shares held by
                                               Mr. Thompson's children as to which voting and
                                               investment power is shared; and (e) 3,656 shares
                                               subject to immediately exercisable options.

Judy B. Turner*              71,331       7.3  Consists of  (a) 20,000 shares held by an IRA for the benefit of Ms. Turner and (b) 51,331 shares subject to
                                               immediately exercisable options.

(B)ALL DIRECTORS AND
   EXECUTIVE OFFICERS,      440,300      42.8
   AS A GROUP

------------------------
*  Ms.  Turner  is  the  only  executive  officer  of  the  Company.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, each of our directors, except for Merriell Autrey, filed one late report that reported one transaction in the Company's securities. Mr. Autrey filed two late reports, each of which reported one transaction in the Company's securities.

                                  PROPOSAL TWO:
              FIRST AMENDMENT TO THE DECATUR FIRST BANK GROUP, INC.
                            1998 STOCK INCENTIVE PLAN

     The Stock Incentive Plan was adopted by the Board of Directors on January 20, 1998 and approved by the shareholders of the Company on May 11, 1998.

     The Board of Directors originally reserved 143,000 shares of the Company's common stock for issuance pursuant to awards made under the Stock Incentive Plan. At the annual meeting, shareholders will be asked to consider and vote on the adoption of the First Amendment to the Stock Incentive Plan, which provides for the reservation of an additional 50,000 shares of the Company's common stock, subject to adjustment as provided in the Stock Incentive Plan.

     Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict the Company's ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options under Code Section 162(m). For these reasons, the adoption of the First Amendment to the Stock Incentive Plan is subject to shareholder approval.

     The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document, as amended, which is attached as Appendix A.

                                TERMS OF THE PLAN
                                -----------------

ADMINISTRATION

     The Stock Incentive Plan is administered by a subcommittee of the Board of Directors whose members are selected by the Board of Directors (the "Administrative Committee"). The Administrative Committee must have at least two members. When appointing members to the Administrative Committee, the Board of Directors is guided by the disinterested standards contained in both Code
Section 162(m) and Rule 16b-3 of the Securities Exchange Act of 1934, as amended. At the present time, the Stock Option Awards Committee of the Board of Directors acts as the Administrative Committee under the Plan. The Administrative Committee has the authority to grant awards under the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan. The Administrative Committee's decisions relating to the administration of the Stock Incentive Plan and grants of equity awards shall be final and binding on all persons.

AWARDS

     The Stock Incentive Plan permits the Administrative Committee to make awards of a variety of equity-based incentives, including stock awards, options to purchase shares of the Company's common stock, stock appreciation rights, dividend equivalent rights, performance unit awards and phantom shares (collectively, "Stock Incentives") to eligible officers, employees, directors, and consultants of the Company and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons. No eligible employee may be granted during any single fiscal year rights to shares of common stock under options or stock appreciation rights which, in the aggregate, exceed 48,000 shares of common stock.

     The number of shares of common stock as to which any Stock Incentive is granted and to whom any Stock Incentive is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Incentive Plan. Stock Incentives may be made exercisable or settled at the prices and may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Stock Incentives generally are not transferable or assignable during a holder's lifetime.

STOCK INCENTIVES

     OPTIONS. The Stock Incentive Plan provides for the grant of incentive stock options and nonqualified stock options. The Administrative Committee will determine whether an option is an incentive stock option or a nonqualified stock option at the time the option is granted, and the option will be evidenced by a stock incentive agreement. Options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. The Administrative Committee may also accelerate the times at which an option may be exercised subsequent to its grant.

     The exercise price of an option is set forth in the applicable stock incentive agreement. The exercise price of an incentive stock option generally may not be less than the fair market value of the Company's common stock on the date of the grant. Nonqualified stock options may be made exercisable at a price set by the Administrative Committee, although options granted to employees subject to Code Section 162(m) must be made exercisable at no less than fair market value. The Administrative Committee may permit an option exercise price to be paid in any of the following ways: in cash; by the delivery of previously-owned shares of common stock; to be satisfied through a cashless exercise executed through a broker; or by having a number of shares of common stock otherwise issuable at the time of exercise withheld.

     The Administrative Committee also may authorize financing by the Company to assist a participant with payment of the exercise price.

     The term of an option will be specified in the applicable stock incentive agreement. The term of an incentive stock option generally may not exceed ten years from the date of grant. Subject to any further limitations in a stock incentive agreement, in the event of a participant's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if the termination of employment is due to death or disability, one year will be substituted for the three-month period.

     STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Administrative Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a specific time or times or upon the occurrence or non-occurrence of events that may be specified in the applicable stock incentive agreement. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the Administrative Committee with respect to any particular award.

     STOCK AWARDS. The Administrative Committee may grant shares of common stock to a participant, subject to restrictions and conditions, if any, as the Administrative Committee may determine.

     OTHER STOCK INCENTIVES. Dividend equivalent rights, performance units, and phantom shares may be granted in numbers or units and subject to any conditions and restrictions as determined by the Administrative Committee and will be payable in cash or shares of common stock, as determined by the Administrative Committee.

TAX REIMBURSEMENT PAYMENTS

     The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the receipt or exercise of a Stock Incentive.

TERMINATION OF STOCK INCENTIVES

     The terms of a particular Stock Incentive may provide that they terminate, among other reasons:

     - upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company;

     -    upon  a  specified  date;

     -    upon  the  holder's  death  or  disability;  or

     -    upon  the  occurrence  of  a  change  in  control  of  the  Company.

     Stock Incentives may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. In the Administrative Committee's discretion, Stock Incentives that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of a Stock Incentive and to the provisions of the Stock Incentive Plan.

REORGANIZATIONS

     The number of shares of common stock reserved for issuance in connection with the grant or settlement of a Stock Incentive or to which a Stock Incentive is subject, as the case may be, the exercise price of an option and the annual limit on the number of shares of common stock subject to options or stock appreciation rights that may be granted to any employee during a fiscal year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

     In the event of specified corporate reorganizations or a change in control of the Company, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Stock Incentive Plan or any agreement reflecting the terms of a Stock Incentive. The Company may also use the Stock Incentive Plan to assume obligations previously incurred in favor of persons who are eligible to participate under the Stock Incentive Plan.

AMENDMENT OR TERMINATION

     Although the Stock Incentive Plan may be amended or terminated by the Board of Directors without shareholder approval, the Board of Directors also may condition any amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of March 1, 2004, 138,806 shares of common stock are subject to outstanding Stock Incentives granted under the Stock Incentive Plan. The following table sets forth information regarding outstanding options and shares available for issuance under the Stock Incentive Plan as of December 31,

2003. The Administrative Committee has not yet made any determination as to which eligible participants will be granted Stock Incentives under the Stock Incentive Plan in the future. The Stock Incentive Plan is the only equity compensation plan maintained by the Company.

                                                                                             Number of shares
                                                                                         remaining available for
                             Number of securities to be     Weighted-average exercise   future issuance under the
                             issued upon exercise of               price of                   Plan (excludes
                                outstanding options          outstanding options           outstanding options)
                                -------------------          -------------------           --------------------

Equity compensation plans
approved by security                  138,806                       12.11                           0
holders

Equity compensation plans
not approved by security                 0                           N/A                            0
holders

Total                                 138,806                       12.11                           0

                         FEDERAL INCOME TAX CONSEQUENCES
                         -------------------------------

     The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

INCENTIVE STOCK OPTIONS

     A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of common stock purchased on exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and the one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain prior to that time, the difference between the amount the participant paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

NONQUALIFIED OPTIONS

     A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

     Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.

OTHER STOCK INCENTIVES

     A participant will not recognize income and will not be taxed upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (collectively, the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and the Company will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if the award is subject to a "substantial risk of forfeiture," as defined in the Code. When the shares of common stock that are subject to the stock award are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. If a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the award, less any amount paid for that stock, in income at that time and the Company will also be entitled to a corresponding deduction at that time.

WITHHOLDING  TAXES

     A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of a Stock Incentive. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously-owned shares of the Company's common stock or, if a participant elects with the permission of the Administrative Committee, by a reduction in the number of shares to be received by the participant under the award.

                              SHAREHOLDER APPROVAL
                              --------------------

     The Board of Directors seeks shareholder approval of the adoption of the First Amendment to the Stock Incentive Plan and the reservation of an additional 50,000 shares of common stock for the issuance of Stock Incentives under the Stock Incentive Plan because approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any nonqualified options and stock appreciation rights granted under the Stock Incentive Plan.

     Approval of the First Amendment to the Stock Incentive Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present, or represented and entitled to a vote, at the annual meeting. Proxies received which contain no instructions to the contrary will be voted for the approval of the adoption of the First Amendment to the Stock Incentive Plan.


                           RELATED PARTY TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2003. The firm of Porter Keadle Moore, LLP has served as the Company's independent accountants since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following table sets forth the fees billed to the Company for the years ended December 31, 2003 and 2002 by Porter Keadle Moore, LLP:

                     2003     2002
                    -------  ------

Audit fees          $39,618  36,872
Audit-related fees        -       -
Tax fees              7,450   6,000
All other fees            -       -
                    -------  ------
     Total Fees     $47,068  42,872
                    =======  ======

AUDIT FEES

     Audit fees represent fees billed by PKM for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2003 and 2002, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT RELATED FEES

     PKM billed no fees for audit related services during 2003 or 2002.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by PKM for tax compliance, tax advice and tax planning.

ALL OTHER FEES

     PKM billed no other fees during 2003 or 2002.

     The fees billed by PKM are pre-approved by the Audit and Compliance Committee of the Company in accordance with the policies and procedures for the Audit and Compliance Committee. The Audit and Compliance Committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2003, 100% of the fees incurred were pre-approved.


     DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS. The full Board of Directors of the Company participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the committee does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board deems relevant.

     In accordance with the Company's bylaws, a shareholder may nominate persons for election as directors if written notice to the Secretary of the Company of the nomination is received at the principal executive offices of the Company no less than 30 days prior to the date of the annual meeting; provided, however, if less than 40 days' notice or prior public disclosure of the meeting date is given, the notice must be received no later than the close of business on the tenth day following the date on which the notice was mailed or such public disclosure was made. The notice must set forth:

          (1) with respect to the nominee(s), all information regarding the nominee(s) required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934 (including each nominee's written consent to be named in a proxy statement as a nominee and to serve as a director if elected);

          (2) the name and address of the shareholder making the nomination, as they appear on the books of the Company; and

          (3) the class and number of shares of the Company capital stock beneficially owned by the shareholder making the nomination.

     The officer presiding at meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing requirements and therefore will be disregarded.

     SHAREHOLDER PROPOSALS. In accordance with the Company's bylaws, a shareholder may bring business (other than the nomination of directors) before the Company's annual meeting of shareholders if notice to the Secretary of the Company of the proposal is received at the principal executive offices of the Company no less than 30 days prior to the date of the annual meeting; provided, however, if less than 40 days' notice or prior public disclosure of the meeting date is given, the notice must be received no later than the close of business on the tenth day following the date on which the notice was mailed or such public disclosure was made. The notice must set forth for each matter the shareholder proposes to bring before the annual meeting:

          (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

          (2) the name and address, as they appear on the books of the Company, of the shareholder proposing such business;

          (3) the class and number of shares of the Company's capital stock beneficially owned by the shareholder making the proposal; and

          (4)  any material interest of the shareholder in such business.

     In accordance with the Company's bylaws, the presiding officer of the annual meeting may, if the facts warrant, determine and declare to the meeting that a proposed matter of business was not properly brought before the meeting in accordance with the foregoing requirements and therefore will not be transacted.

     In order for a shareholder proposal to be considered at the 2004 annual meeting, notice of the proposal is required to be delivered to the Secretary of the Company on or before March 27, 2004. The Company did not receive notice of any shareholder proposals to be presented at the 2004 meeting prior to the printing of this proxy statement.

     To be included in the Company's 2005 proxy statement, shareholder proposals submitted for consideration at the 2005 annual meeting of shareholders must be received by the Company no later than November 29, 2004. We anticipate that our 2005 annual meeting will be held no earlier than April 25, 2005. Therefore, the deadline for submitting a shareholder proposal for consideration at the 2005 annual meeting, other than my inclusion in the 2005 proxy statement, should be no earlier than March 25, 2005. The exact date of the deadline, however, will depend on the date set for the 2005 annual meeting. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after February 9, 2005 but before the shareholder proposal notice deadline provided in the Company's bylaws. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2005 proxy statement.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of the Company at the Company's principal office at 1120 Commerce Drive, Decatur, Georgia 30030. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 26, 2004

                                   APPENDIX A

                         DECATUR FIRST BANK GROUP, INC.
                            1998 STOCK INCENTIVE PLAN

                           TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SECTION 1  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .     1
     1.1   Definitions . . . . . . . . . . . . . . . . . . . . . .     1

SECTION 2  THE STOCK INCENTIVE PLAN. . . . . . . . . . . . . . . .     4
     2.1   Purpose of the Plan . . . . . . . . . . . . . . . . . .     4
     2.2   Stock Subject to the Plan . . . . . . . . . . . . . . .     5
     2.3   Administration of the Plan. . . . . . . . . . . . . . .     5
     2.4   Eligibility and Limits. . . . . . . . . . . . . . . . .     5

SECTION 3  TERMS OF STOCK INCENTIVES . . . . . . . . . . . . . . .     6
     3.1   General Terms and Conditions. . . . . . . . . . . . . .     6
     3.2   Terms and Conditions of Options.. . . . . . . . . . . .     7
           (a)   Option Price. . . . . . . . . . . . . . . . . . .     7
           (b)   Option Term . . . . . . . . . . . . . . . . . . .     8
           (c)   Payment.. . . . . . . . . . . . . . . . . . . . .     8
           (d)   Conditions to the Exercise of an Option.. . . . .     8
           (e)   Termination of Incentive Stock Option.. . . . . .     8
           (f)   Special Provisions for Certain Substitute Options     8
     3.3   Terms and Conditions of Stock Appreciation Rights.. . .     9
           (a)   Settlement. . . . . . . . . . . . . . . . . . . .     9
           (b)   Conditions to Exercise. . . . . . . . . . . . . .     9
     3.4   Terms and Conditions of Stock Awards. . . . . . . . . .     9
     3.5   Terms and Conditions of Dividend Equivalent Rights. . .     9
           (a)   Payment.. . . . . . . . . . . . . . . . . . . . .    10
           (b)   Conditions to Payment.. . . . . . . . . . . . . .    10
     3.6   Terms and Conditions of Performance Unit Awards.. . . .    10
           (a)   Payment.. . . . . . . . . . . . . . . . . . . . .    10
           (b)   Conditions to Payment.. . . . . . . . . . . . . .    10
     3.7   Terms and Conditions of Phantom Shares. . . . . . . . .    10
           (a)   Payment.. . . . . . . . . . . . . . . . . . . . .    11
           (b)   Conditions to Payment.. . . . . . . . . . . . . .    11
     3.8   Treatment of Awards Upon Termination of Service . . . .    11

SECTION 4  RESTRICTIONS ON STOCK . . . . . . . . . . . . . . . . .    11
     4.1   Escrow of Shares. . . . . . . . . . . . . . . . . . . .    11
     4.2   Restrictions on Transfer. . . . . . . . . . . . . . . .    11

SECTION 5  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . .    12
     5.1   Withholding.. . . . . . . . . . . . . . . . . . . . . .    12
     5.2   Changes in Capitalization; Merger; Liquidation. . . . .    12
     5.3   Cash Awards . . . . . . . . . . . . . . . . . . . . . .    13

                                      -i-

     5.4   Compliance with Code. . . . . . . . . . . . . . . . . .    13
     5.5   Right to Terminate Service. . . . . . . . . . . . . . .    13
     5.6   Restrictions on Delivery and Sale of Shares; Legends. .    13
     5.7   Non-alienation of Benefits. . . . . . . . . . . . . . .    14
     5.8   Termination and Amendment of the Plan.. . . . . . . . .    14
     5.9   Stockholder Approval. . . . . . . . . . . . . . . . . .    14
     5.10  Choice of Law.. . . . . . . . . . . . . . . . . . . . .    14
     5.11  Effective Date of Plan. . . . . . . . . . . . . . . . .    14

                         DECATUR FIRST BANK GROUP, INC.
                            1998 STOCK INCENTIVE PLAN


                              SECTION 1 DEFINITIONS

     1.1  Definitions.  Whenever  used  herein,  the  masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  "Board  of  Directors"  means  the  board  of  directors  of  the
                --------------------
Company.

          (b)  "Cause"  has  the  same  meaning  as  provided  in the employment
                -----
agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its affiliates are party.

          (c)  "Change  in  Control"  means  any  one  of  the  following events
                -------------------
which  may  occur without the approval of the Board of Directors of the Company:

               (1) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 1(c)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

               (2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;


               (3) the sale or transfer (other than as security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

               (4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or


               (5)  the  dissolution  or  liquidation  of  the  Company.

          (d)  "Code"  means  the  Internal  Revenue  Code  of 1986, as amended.
                ----

          (e)  "Committee"  means  the  committee  appointed  by  the  Board  of
                ---------
Directors  to  administer  the  Plan  pursuant  to  Plan  Section  2.3.

          (f)  "Company"  means  Decatur  First Bank Group, Inc., a bank holding
                -------
company  organized  under  the  laws  of  the  State  of  Georgia.

          (g)  "Disability"  has  the  same meaning as provided in the long-term
                ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (h)  "Disposition"  means  any  conveyance,  sale,  transfer,
                -----------
assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (i)  "Dividend  Equivalent  Rights"  means  certain  rights to receive
                ----------------------------
cash  payments  as  described  in  Plan  Section  3.5.


          (j)  "Fair  Market  Value"  refers  to the determination of value of a
                ------------------
share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

          (k)  "Incentive  Stock  Option"  means  an  incentive stock option, as
                ------------------------
defined  in  Code  Section  422,  described  in  Plan  Section  3.2.

          (l)  "Non-Qualified  Stock  Option"  means  a stock option, other than
                ---------------------------
an  option  qualifying  as  an Incentive Stock Option, described in Plan Section
3.2.

          (m)  "Option"  means  a  Non-Qualified  Stock  Option  or an Incentive
                ------
Stock  Option.

          (n)  "Over  10%  Owner"  means  an  individual  who  at  the  time  an
                ----------------
Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (o)  "Parent"  means  any  corporation  (other than the Company) in an
                ------
unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p)  "Participant"  means  an  individual  who  receives  a  Stock
                -----------
Incentive  hereunder.

          (q)  "Performance  Unit  Award"  refers  to  a  performance unit award
                ------------------------
described  in  Plan  Section  3.6.

          (r)  "Phantom  Shares"  refers  to  the  rights  described  in  Plan
                ---------------
Section  3.7.

          (s)  "Plan"  means  the  Decatur  First Company Group, Inc. 1998 Stock
                ----
Incentive  Plan.

          (t)  "Stock"  means  the  Company's  common stock, $5.00 par value per
                -----
share.

          (u)  "Stock  Appreciation  Right"  means  a  stock  appreciation right
                --------------------------
described  in  Plan  Section  3.3.

          (v)  "Stock  Award"  means  a  stock  award  described in Plan Section
                ------------
3.4.

          (w)  "Stock  Incentive  Agreement"  means  an  agreement  between  the
                ---------------------------
Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (x)  "Stock  Incentive  Program"  means  a written program established
                ------------------------
by the Committee pursuant to which Stock Incentives, other than Options or Stock Appreciation Rights, are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program and distributed among eligible officers, employees and directors.

          (y)  "Stock  Incentives"  means,  collectively,  Dividend  Equivalent
                -----------------
Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

          (z)  "Subsidiary"  means  any  corporation (other than the Company) in
                ----------
an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (aa) "Termination  of  Service"  means  the termination of the service
                -------------------------
relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2 THE STOCK INCENTIVE PLAN

     2.1  Purpose  of  the  Plan.  The Plan is intended to (a) provide incentive
          ----------------------
to officers, employees, directors and consultants of the Company and any affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding key personnel.

     2.2  Stock  Subject  to  the  Plan.  Subject  to  adjustment  in accordance
          -----------------------------
with Section 5.2, 143,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3  Administration  of  the  Plan.  The  Plan shall be administered by the
          -----------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and consultants of the Company or any affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements or Stock Incentive Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     2.4  Eligibility  and  Limits.  Stock  Incentives  may  be  granted only to
          ------------------------
officers, employees, directors and consultants of the Company or any affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock
Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares Stock with respect to which Options or Stock Appreciation Rights may be granted during any single fiscal year of the Company to any employee shall not exceed 48,000.

                      SECTION 3 TERMS OF STOCK INCENTIVES

     3.1  General  Terms  and  Conditions.
          -------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

          (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement or the Stock Incentive Program that is inconsistent with the Plan shall be null and void.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement or the Stock Incentive Program and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) The Committee may provide in any Stock Incentive Agreement or pursuant to any Stock Incentive Program (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one
(1) year (the "Change in Control Price"). For purposes of this Subsection, the cashout of a Stock Incentive shall be determined as follows:

               (1) Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part;

               (2) Stock Awards and Phantom Shares shall be cashed out in an amount equal to the Change in Control Price with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive; and

               (3) Stock Appreciation Rights, Dividend Equivalent Rights and Performance Unit Awards shall be cashed out with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive and the amount of the cash out shall be determined by reference to the number of shares of Stock that would be required to pay the Participant in kind for the value of the Stock Incentive as of the date of the Change in Control multiplied by the Change in Control Price.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2  Terms  and  Conditions  of  Options.  Each  Option  granted  under the
          -----------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

          (a)  Option  Price.  Subject  to  adjustment  in  accordance  with
               -------------
Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)  Option  Term.  The  term  of  an  Option shall be as specified in
               ------------
the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)  Payment.  Payment  for  all  shares  of  Stock purchased pursuant
               -------
to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)  Conditions  to  the  Exercise  of  an Option. Each Option granted
               --------------------------------------------
under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e)     Termination  of  Incentive  Stock  Option.  With respect to an
                  -----------------------------------------
Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)  Special  Provisions  for  Certain  Substitute  Options.
               ------------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3  Terms  and  Conditions  of  Stock  Appreciation  Rights.  Each  Stock
          ------------------------------------------------------
Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock
Incentive or not in connection with a Stock Incentive. A Stock Appreciation Right shall entitle the Participant to receive the excess of (a) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (b) a specified price (1) which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares and (2) which, in the case of a Stock Appreciation Right that is granted to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), shall not be less than the Fair Market Value of the Stock at the time of the award. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with a Stock Incentive shall result in a pro rata surrender or cancellation of any related Stock Incentive to the extent the Stock Appreciation Right has been exercised.

          (a)  Settlement.  Upon  settlement  of  a  Stock  Appreciation  Right,
               ----------
the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions  to  Exercise.  Each  Stock Appreciation Right granted
               ------------------------
under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4  Terms  and  Conditions  of  Stock  Awards.  The  number  of  shares of
          -----------------------------------------
Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5  Terms  and  Conditions  of  Dividend  Equivalent  Rights.  A  Dividend
          ------------------------------------------------------
Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a)  Payment.  Payment  in  respect  of  a  Dividend  Equivalent Right
               -------
may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions  to  Payment.  Each  Dividend Equivalent Right granted
               -----------------------
under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6  Terms  and  Conditions  of  Performance  Unit  Awards.  A  Performance
          -----------------------------------------------------
Unit Award shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the value of a number of units (stated in terms of a designated dollar amount per unit) granted by the Committee, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a)  Payment.  Payment  in  respect  of Performance Unit Awards may be
               -------
made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock
Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions  to  Payment.  Each  Performance  Unit  Award  granted
               -----------------------
under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7  Terms  and  Conditions  of  Phantom  Shares.  Phantom  Shares  shall
          -------------------------------------------
entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the Fair Market Value of a number of shares of Stock at the end of a certain period, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

          (a)  Payment.  Payment  in  respect  of  Phantom Shares may be made by
               -------
the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive
Program  or,  in  the absence of such provision, as the Committee may determine.

          (b)  Conditions  to  Payment.  Each  Phantom  Share  granted under the
               -----------------------
Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8  Treatment  of  Awards  Upon  Termination  of  Service.  Except  as
          -----------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4 RESTRICTIONS ON STOCK

     4.1  Escrow  of  Shares.  Any  certificates  representing  the  shares  of
          ------------------
Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock
Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2  Restrictions  on  Transfer.  The  Participant shall not have the right
          --------------------------
to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the

Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                          SECTION 5 GENERAL PROVISIONS

     5.1  Withholding.  The  Company  shall  deduct  from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  Changes  in  Capitalization;  Merger;  Liquidation.
          --------------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this
Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3  Cash  Awards.  The  Committee  may, at any time and in its discretion,
          ------------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4  Compliance  with  Code.  All  Incentive  Stock  Options  to be granted
          ----------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5  Right  to  Terminate  Service.  Nothing  in  the  Plan or in any Stock
          -----------------------------
Incentive Agreement or Stock Incentive Program shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

     5.6  Restrictions  on  Delivery  and  Sale  of  Shares; Legends. Each Stock
          ----------------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7  Non-alienation  of  Benefits.  Other  than  as  specifically  provided
          ----------------------------
with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8  Termination  and  Amendment  of  the  Plan.  The Board of Directors at
          ------------------------------------------
any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9  Stockholder  Approval.  The  Plan  shall  be  submitted  to  the
          ---------------------
stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Stock Incentive granted under the Plan shall be void.

     5.10 Choice  of  Law.  The  laws  of  the State of Georgia shall govern the
          ---------------
Plan,  to  the  extent  not  preempted  by  federal  law.

     5.11 Effective  Date  of  Plan.  The  Plan  shall become effective upon the
          -------------------------
date  the  Plan  is  approved  by  the  Board  of  Directors.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 20th day of January, 1998.



                              DECATUR  FIRST  BANK  GROUP,  INC.

                              By:     /s/  Judy  B.  Turner
                                      ----------------------------------

                              Title:  President  and  CEO
                                      ----------------------------------


Attest:

     /s/  Robert  E.  Lanier
------------------------------------------
Secretary

     [CORPORATE  SEAL]

                                 FIRST AMENDMENT
                                     TO THE
            DECATUR FIRST BANK GROUP, INC. 1998 STOCK INCENTIVE PLAN


     THIS FIRST AMENDMENT is made on the 17th day of February, 2004, by DECATUR FIRST BANK GROUP, INC., a Georgia corporation (the "Company").

     WHEREAS, the Company maintains the Decatur First Bank Group, Inc. 1998 Stock Incentive Plan which was established by indenture dated January 20, 1998 (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to increase the number of shares reserved for issuance thereunder.

     NOW, THEREFORE, BE IT RESOLVED, that the Company does hereby amend the Plan, effective as of the date the shareholders of the Company approve the increase in the number of shares reserved for issuance under the Plan, by deleting Section 2.2 and substituting therefor the following:

          "2.2 Stock  Subject  to  the Plan. Subject to adjustment in accordance
               ----------------------------
     with Section 5.2, 193,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan."

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

     Notwithstanding the foregoing, the adoption of this First Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such adoption within twelve months of the date of the approval of the First Amendment by the Board of Directors of the Company, the adoption of this First Amendment shall be null and void.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed, on the date first above written.

                                     DECATUR  FIRST  BANK  GROUP,  INC.

                                     By:     /s/  Judy  B.  Turner
                                        ----------------------------------------

                                     Title:     President  and  CEO
                                           -------------------------------------
ATTEST:

By:     /s/  Ann  S.  Randall
    -----------------------------------

Title:     Assistant  Secretary
       --------------------------------

                         DECATUR FIRST BANK GROUP, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 26, 2004

     The undersigned hereby appoints Judy B. Turner or Mary Bobbie Bailey or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Decatur First Bank Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the Annual Meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS.

PROPOSAL  1:   To elect the four (4) persons listed below to serve as Class
               III Directors of Decatur First Bank Group, Inc. for a three-year term:

                    James A. Baskett          Carol G. Nickola
                    James T. Smith, III       Judy B. Turner

   [ ]  FOR all nominees listed above       [ ]  WITHHOLD authority to vote for
        (except as indicated below)              all nominees listed above

INSTRUCTION:     To  withhold  authority  for any individual nominee, mark "FOR"
above,  and  write  the  nominee's  name  in  this  space

--------------------------------------------------------------------------------


PROPOSAL 2:    To amend the Decatur First Bank Group, Inc. 1998 Stock
               Incentive Plan to increase the number of shares reserved for issuance under the plan to 193,000 shares:

            [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       --------------------------------------
                                       Signature(s) of Shareholder(s)

[LABEL]
                                       --------------------------------------
                                       Name(s) of Shareholders(s)

                                       Date:                          , 2004
                                            ---------------------------
                                            (Be sure to date your proxy)

     Please mark, sign and date this proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I WILL          WILL NOT            ATTEND THE ANNUAL SHAREHOLDERS MEETING.
           ----------        ------------

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------